UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 9, 2014

INDIA GLOBALIZATION CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-32830	20-2760393
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4336 Montgomery Ave. Bethesda, Maryland    20814
(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code: (301) 983-0998

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

ATM Agency Agreement

On June 8, 2014, India Globalization Capital, Inc. (the “Company”) entered into an ATM Agency Agreement (the “Agreement”) with Enclave Capital LLC (“Enclave”). Pursuant to the terms of the Agreement, the Company may offer and sell shares of common stock, par value $0.0001 per share (the “Shares”) having aggregate gross proceeds of up to $1.5 million from time to time through Enclave, as its sales agent. Sales of the Shares, if any, would be made by means of ordinary brokers’ transactions on the NYSE MKT at market prices, privately negotiated transactions, (if and only if the parties hereto have so agreed in writing) or (ii) by any other method or payment permitted by law deemed to be an “at the market” offering as defined in Rule 415 under the Securities Act, including sales made directly on the Principal Market or sales made to or through a market maker or through an electronic communications network.  The price per share will be at prevailing market prices, but no sales will be made at a price below $1.00 per share without Enclave’s consent.  Enclave will receive from the Company a commission equal to 5% of the gross sales price per share of the Shares sold through it as sales agent under the Agreement.

The Shares are registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s shelf registration statement (the “Registration Statement”) on Form S-3 (File No. 333-185502), which became effective on January 4, 2013.

The Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the description of the Agreement is qualified in its entirety by reference to such exhibit. For a more detailed description of the Agreement, see the disclosure under the caption “Plan of Distribution” contained in the Company’s prospectus supplement dated June 9, 2014 to the prospectus dated January 4, 2013, which has been filed with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 424(b) under the Securities Act, which disclosure is hereby incorporated by reference. The Agreement is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

It is anticipated that Enclave will provide various investment banking, financial advisory and other services to us and our affiliates for which services it may receive customary fees.

A copy of the opinion of Don Paradiso, P.A., relating to the legality of the Shares, is filed as Exhibit 5.1 to this Current Report and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

The Exhibits included as part of this Current Report are listed in the attached Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

India Globalization Capital, Inc.

Date: June 9, 2014	By:	/s/ Ram Mukunda
Ram Mukunda
Chief Executive Officer and President

Exhibit Index

5.1	Opinion of Don Paradiso, P.A.

23.1	Consent of Don Paradiso, P.A. (contained in Exhibit 5.1).

10.1	ATM Agency Agreement, dated as of June 8, 2014, by and between India Globalization Capital, Inc. and Enclave Capital LLC